SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         FIRST FINANCIAL BANCORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Iowa                                    42-1259867
---------------------------------------     ------------------------------------
State of incorporation or organization)     (IRS Employer Identification Number)


               204 East Washington Street, Iowa City, Iowa 52240
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.[ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.[X]

     Securities Act registration statement file number to which this form relates: 33-893.

     Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                 Name of each exchange on which
          to be so registered                 each class is to be registered
          -------------------                 ------------------------------

                None                                       None

     Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $1.25 Par Value
                    -----------------------------
                            (Title of class)


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Item 1.  Description of Registrant's Securities to be Registered.

A description of the Registrant's Common Stock, $1.25 par value, is incorporated herein by reference to page 30 of Amendment No. 1 to the Registration Statement Form S-4 (33-893) dated November 12, 1985.

Item 2.  Exhibits.

(a) Composite Restatement of Articles of Incorporation for Registrant are incorporated herein by reference to Exhibit I to Form 10-Q dated August 12, 1988, for the quarter ended June 30, 1988.

(b) Composite Restatement of Corporate Bylaws for Registrant are incorporated herein by reference to Exhibit II to Form 10-Q dated August 12, 1988, for the quarter ended June 30, 1988.

(c) Amendment No. 1 to the Registration Statement Form S-4 (33-893) dated November 12, 1985 is incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereto duly authorized.

                                       FIRST FINANCIAL BANCORPORATION
                                       Registrant


                                       By://s//Robert M. Sierk
                                       --------------------------
                                       Robert M. Sierk
                                       President and Chief Executive Officer

Date:  November 3, 1997


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